UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 9, 2009
(Date of earliest event reported)

Access Integrated Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51910	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01                      Entry into a Material Definitive Agreement

Item 3.02                      Unregistered Sales of Equity Securities

Item 9.01                      Financial Statements and Exhibits

Signature

Exhibit Index

Item 1.01.	Entry into a Material Definitive Agreement.

On February 9, 2009 and February 10, 2009, Access Integrated Technologies, Inc. d/b/a Cinedigm Digital Cinema Corp. (the “Company”) entered into two Securities Purchase Agreements for a total of $4,000,000 (each, a "Purchase Agreement") to issue and sell to each purchaser party thereto (each, a "Purchaser") for a purchase price of $2,000,000, 4 shares of Series A 10% Non-Voting Cumulative Preferred Stock (the “Preferred Stock”) and a warrant (each, a “Warrant”) to purchase 700,000 shares of the Company’s Class A Common Stock, par value $0.001 per share (the “Common Stock”) (the “Private Placement”).  Both Purchasers, or their affiliates, will be using the Company’s content distribution services to distribute digital motion pictures produced and/or financed by such Purchaser or affiliate.

The Private Placements closed and the Preferred Stock and Warrants were issued on February 9, 2009 and February 10, 2009, respectively.  The Preferred Stock may be redeemed at 110% of the price paid by each purchaser at the Company's option at any time after the second anniversary of the date such shares were issued in cash or, at the Company's option if certain conditions are met, in shares of Common Stock.  The Purchasers are entitled to receive cumulative dividends from the date of issuance at an annual rate of 10% of the original issue price.  Such dividends shall be payable in arrears in cash or, at the Company’s option, in shares of Common Stock if certain conditions are met, (a) first, on the earlier of (x) September 30, 2010 or (y) the last day of the calendar quarter during which the Company ceases to be contractually prohibited from paying such dividends, and thereafter (b) quarterly on the last day of each calendar quarter, until such shares of Preferred Stock are redeemed.  The Warrants become exercisable on the one month anniversary of their issuance and expire on the five year anniversary of issuance, and have an exercise price of $0.63 per share.  The Preferred Stock is not convertible or redeemable at any time by any Purchaser.

The Preferred Stock and Warrants have not been registered under the Securities Act of 1933, as amended.  These securities were issued and sold in reliance upon applicable exemptions from registration under Section 4(2) and Regulation D of the Securities Act of 1933, as amended.

The foregoing descriptions of each Purchase Agreement, the Preferred Stock, and the Warrants do not purport to be complete and are qualified in their entirety by reference to such agreements or documents, which are filed herewith as Exhibits 2.1, 2.2, 3.1 and 4.1 to this Form 8-K and are hereby incorporated by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits are listed in the Exhibit Index following the Signature.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of February 13, 2009
   ACCESS INTEGRATED TECHNOLOGIES, INC.

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	Senior Vice President—Business Affairs, General Counsel and Secretary

EXHIBIT INDEX
Exhibit Number	Description

2.1	Securities Purchase Agreement, dated February 9, 2009, by and between the Company and Richard Ullman.
2.2	Securities Purchase Agreement, dated February 10, 2009, by and between the Company and OCI – Cinedigm, LLC.
3.1
Certificate of Designations filed with the Secretary of State of the State of Delaware on February 3, 2009 (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the Commission on February 9, 2009 (File No. 000-51910)).

4.1	Form of Warrant issued to the purchasers of Series A 10% Non-Voting Cumulative Preferred Stock.